Exhibit 99.1

October 30, 2019

FOR IMMEDIATE RELEASE

Media Contact:  Neil Shapiro (212) 271-3447

Investor Contact:  Joel Jeffrey  (212) 271-3610

www.stifel.com/investor-relations

STIFEL REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

•	Record net revenues of $821.6 million, increased 11.3% compared with the year-ago quarter.
•	Record net revenues in Global Wealth Management.
•	Net income available to common shareholders of $104.6 million, or $1.34 per diluted common share.
•	Non-GAAP net income available to common shareholders of $117.1 million, or $1.50 per diluted common share.
•	Record client assets of $311.8 billion, increased 7.8% compared with the year-ago quarter.
•	Non-GAAP return on tangible common equity of 24.2%.
•	Repurchased approximately 1.0 million shares of the Company’s common stock at an average price of $55.43.

ST. LOUIS, MO – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $104.6 million, or $1.34 per diluted common share on record net revenues of $821.6 million for the three months ended September 30, 2019, compared with net income available to common shareholders of $101.5 million, or $1.25 per diluted common share, on net revenues of $738.3 million for the third quarter of 2018.

For the three months ended September 30, 2019, the Company reported non-GAAP net income available to common shareholders of $117.1 million, or $1.50 per diluted common share. The Company’s reported GAAP net income for the three months ended September 30, 2019 was primarily impacted by merger-related expenses. Details discussed below and in the “Non-GAAP Financial Matters” section.

Chairman’s Comments

“I am pleased with our performance in the third quarter. We generated record net revenue of $822 million, a pre-tax margin greater than 20%, and return on tangible common equity of more than 24%. Our record results and the growth in the business validate of our long-term strategy to build a diversified financial services firm that can consistently generate strong performance in various market conditions. This was illustrated by our record wealth management revenue and our second strongest institutional revenues in our history despite less than optimal market conditions. As I look forward, I am optimistic about our business as the investments we’ve made in our firm will continue to drive revenue growth,” stated Ronald J. Kruszewski, Chairman and Chief Executive Officer of Stifel.

Financial Highlights (Unaudited)	Three Months Ended
($ in 000s, except per share data)	GAAP 9/30/19	GAAP 9/30/18	% Change	GAAP 6/30/19	% Change	Non-GAAP (1) 9/30/19	Non-GAAP (1) 9/30/18	% Change
Net revenues	$821,572	$738,342	11.3	$800,787	2.6	$821,572	$738,367	11.3
Net income applicable to Stifel Financial Corp.	$109,414	$103,858	5.3	$109,085	0.3	$121,990	$112,405	8.5
Preferred dividends	4,844	2,343	106.7	5,288	(8.4)	4,844	2,343	106.7
Net income available to common shareholders	$104,570	$101,515	3.0	$103,797	0.7	$117,146	$110,062	6.4
Earnings per diluted common share	$1.40	$1.27	10.2	$1.38	1.4	$1.56	$1.38	13.0
Earnings per diluted common share available to common shareholders	$1.34	$1.25	7.2	$1.31	2.3	$1.50	$1.35	11.1
Compensation ratio	59.2%	57.2%		58.3%		58.1%	56.5%
Non-compensation ratio	22.5%	23.8%		23.2%		21.7%	22.9%
Pre-tax operating margin (2)	18.3%	19.0%		18.5%		20.2%	20.6%

For nine months ended September 30, 2019, the Company reported net income available to common shareholders of $305.2 million, or $3.87 per diluted common share on record net revenues of $2.4 billion, compared with net income available to common shareholders of $272.9 million, or $3.35 per diluted common share, on net revenues of $2.2 billion for the nine months ended September 30, 2018.

For the nine months ended September 30, 2019, the Company reported non-GAAP net income available to common shareholders of $333.0 million, or $4.22 per diluted common share.

Financial Highlights (Unaudited)	Nine Months Ended
($ in 000s, except per share data)	GAAP 9/30/19	GAAP 9/30/18	% Change	Non-GAAP (1) 9/30/19	Non-GAAP (1) 9/30/18	% Change
Net revenues	$2,392,779	$2,231,432	7.2	$2,392,779	$2,231,457	7.2
Net income applicable to Stifel Financial Corp.	$317,706	$279,906	13.5	$345,513	$309,683	11.6
Preferred dividends	12,476	7,031	77.4	12,476	7,031	77.4
Net income available to common shareholders	$305,230	$272,875	11.9	$333,037	$302,652	10.0
Earnings per diluted common share	$4.03	$3.44	17.2	$4.38	$3.80	15.3
Earnings per diluted common share available to common shareholders	$3.87	$3.35	15.5	$4.22	$3.72	13.4
Compensation ratio	59.0%	59.3%		58.3%	58.7%
Non-compensation ratio	22.8%	23.8%		22.1%	22.5%
Pre-tax operating margin (3)	18.2%	16.9%		19.6%	18.8%

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $261.8 million, an 8.5% increase compared with the third quarter of 2018 and a 0.1% increase compared with the second quarter of 2019.

	Three Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change
Global Wealth Management	$160,117	$158,818	0.8	$162,388	(1.4)
Institutional brokerage:
Equity capital markets	41,037	43,904	(6.5)	40,670	0.9
Fixed income capital markets	60,613	38,446	57.7	58,387	3.8
Total institutional brokerage	101,650	82,350	23.4	99,057	2.6
Total brokerage revenues	$261,767	$241,168	8.5	$261,445	0.1
•	Global Wealth Management brokerage revenues were $160.1 million, a 0.8% increase compared with the third quarter of 2018 and a 1.4% decrease compared with the second quarter of 2019.
•	Institutional equity brokerage revenues were $41.0 million, a 6.5% decrease compared with the third quarter of 2018 and a 0.9% increase compared with the second quarter of 2019.
•	Institutional fixed income brokerage revenues were $60.6 million, a 57.7% increase compared with the third quarter of 2018 and a 3.8% increase compared with the second quarter of 2019.

Investment Banking Revenues

Investment banking revenues were $198.8 million, a 17.6% increase compared with the third quarter of 2018 and a 10.7% increase compared with the second quarter of 2019.

	Three Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change
Capital raising:
Global Wealth Management	$9,855	$7,722	27.6	$10,559	(6.7)

Equity capital markets	53,006	65,000	(18.5)	59,156	(10.4)
Fixed income capital markets	31,082	20,553	51.2	26,997	15.1
Institutional Group	84,088	85,553	(1.7)	86,153	(2.4)
Total capital raising (4)	93,943	93,275	0.7	96,712	(2.9)
Advisory fees (4)	104,847	75,717	38.5	82,905	26.5
Total investment banking (4)	$198,790	$168,992	17.6	$179,617	10.7
•	Global Wealth Management capital raising revenues were $9.9 million, a 27.6% increase compared with the third quarter of 2018 and a 6.7% decrease compared with the second quarter of 2019.
•	Institutional equity capital raising revenues were $53.0 million, an 18.5% decrease compared with the third quarter of 2018 and a 10.4% decrease compared with the second quarter of 2019.
•	Institutional fixed income capital raising revenues were $31.1 million, a 51.2% increase compared with the third quarter of 2018 and a 15.1% increase compared with the second quarter of 2019.
•	Advisory fee revenues were $104.8 million, a 38.5% increase compared with the third quarter of 2018 and a 26.5% increase compared with the second quarter of 2019.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were $217.6 million, an 8.4% increase compared with the third quarter of 2018 and a 3.1% increase compared with the second quarter of 2019. See Asset Management and Service Fee Break-down table.

Net Interest Income

Net interest income of $134.7 million, an 11.0% increase compared with the third quarter of 2018 and a 0.3% decrease compared with the second quarter of 2019. See Net Interest Income Analysis table.

•	Interest income was $178.8 million, a 5.3% increase compared with the third quarter of 2018 and a 4.9% decrease compared with the second quarter of 2019.
•	Interest expense was $44.1 million, an 8.9% decrease compared with the third quarter of 2018 and a 16.5% decrease compared with the second quarter of 2019.

Compensation and Benefits Expenses

For the quarter ended September 30, 2019, compensation and benefits expenses were $486.2 million, which included $8.8 million of merger-related and severance expenses (non-GAAP adjustments). This compares with $422.3 million in the third quarter of 2018 and $466.9 million in the second quarter of 2019. Excluding the non-GAAP adjustments, compensation and benefits as a percentage of net revenues were 58.1% in the third quarter of 2019 (non-GAAP measure).

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/19	9/30/18	9/30/19	9/30/18
GAAP compensation and benefits	$486,160	$422,324	$1,411,135	$1,322,387
As a percentage of net revenues	59.2%	57.2%	59.0%	59.3%
Non-GAAP adjustments: (5)
Merger-related and severance	(8,827)	(5,475)	(16,063)	(13,289)
Non-GAAP compensation and benefits	$477,333	$416,849	$1,395,072	$1,309,098
As a percentage of non-GAAP net revenues	58.1%	56.5%	58.3%	58.7%

Non-Compensation Operating Expenses

For the quarter ended September 30, 2019, non-compensation operating expenses were $184.7 million, which included $6.0 million of merger-related expenses (non-GAAP adjustments). This compares with $175.5 million in the third quarter of 2018 and $185.9 million in the second quarter of 2019. Excluding the non-GAAP adjustments, non-compensation operating expenses as a percentage of net revenues for the quarter ended September 30, 2019 were 21.7% (non-GAAP measure).

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/19	9/30/18	9/30/19	9/30/18
GAAP non-compensation expenses	$184,658	$175,488	$545,099	$530,614
As a percentage of net revenues	22.5%	23.8%	22.8%	23.8%
Non-GAAP adjustments: (5)
Merger-related	(6,023)	(5,277)	(13,699)	(20,192)
Litigation-related	—	(774)	(3,507)	(6,774)
	(6,023)	(6,051)	(17,206)	(26,966)
Non-GAAP non-compensation expenses	$178,635	$169,437	$527,893	$503,648
As a percentage of non-GAAP net revenues	21.7%	22.9%	22.1%	22.5%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended September 30, 2019 was 27.1%. This compares with an effective income tax rate of 26.1% for the third quarter of 2018 and 25.9% for the second quarter of 2019. The adjusted non-GAAP effective income tax rate for the quarter ended September 30, 2019 was 26.0%.

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/19	9/30/18	9/30/19	9/30/18
GAAP provision for income taxes	$40,632	$36,672	$117,227	$98,525
GAAP effective tax rate	27.1%	26.1%	27.0%	26.0%
Non-GAAP adjustments: (5)
Merger-related, litigation-related, and severance	3,994	3,166	8,949	10,980
Other	(1,720)	(162)	(3,487)	(477)
	2,274	3,004	5,462	10,503
Non-GAAP provision for income taxes	$42,906	$39,676	$122,689	$109,028
Non-GAAP effective tax rate	26.0%	26.1%	26.2%	26.0%

Conference Call Information

Stifel Financial Corp. will host its third quarter 2019 financial results conference call on Wednesday, October 30, 2019, at 8:00 a.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (888) 676-3684 and referencing conference ID #1347575. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank and Stifel Bank & Trust offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s, except per share amounts)	9/30/19	9/30/18	% Change	6/30/19	% Change	9/30/19	9/30/18	% Change
Revenues:
Commissions	$163,920	$158,016	3.7	$164,981	(0.6)	$484,350	$490,693	(1.3)
Principal transactions	97,847	83,152	17.7	96,464	1.4	298,343	269,918	10.5
Brokerage revenues	261,767	241,168	8.5	261,445	0.1	782,693	760,611	2.9

Advisory fees	104,847	75,717	38.5	82,911	26.5	292,648	260,393	12.4
Capital raising	93,943	93,295	0.7	96,706	(2.9)	247,599	246,044	0.6
Investment banking	198,790	169,012	17.6	179,617	10.7	540,247	506,437	6.7
Asset management and service fees	217,628	200,743	8.4	211,171	3.1	624,066	596,112	4.7
Other income	8,747	6,127	42.8	13,505	(35.2)	34,461	18,557	85.7
Operating revenues	686,932	617,050	11.3	665,738	3.2	1,981,467	1,881,717	5.3
Interest revenue	178,784	169,760	5.3	187,940	(4.9)	557,795	461,915	20.8
Total revenues	865,716	786,810	10.0	853,678	1.4	2,539,262	2,343,632	8.3
Interest expense	44,144	48,468	(8.9)	52,891	(16.5)	146,483	112,200	30.6
Net revenues	821,572	738,342	11.3	800,787	2.6	2,392,779	2,231,432	7.2

Non-interest expenses:
Compensation and benefits	486,160	422,324	15.1	466,861	4.1	1,411,135	1,322,387	6.7
Occupancy and equipment rental	58,649	54,035	8.5	61,055	(3.9)	178,566	165,226	8.1
Communication and office supplies	36,817	33,330	10.5	35,069	5.0	107,583	103,468	4.0
Commissions and floor brokerage	10,542	11,338	(7.0)	11,008	(4.2)	32,506	30,798	5.5
Provision for loan losses	929	6,924	(86.6)	2,353	(60.5)	5,565	13,244	(58.0)
Other operating expenses	77,721	69,861	11.3	76,459	1.7	220,879	217,878	1.4
Total non-interest expenses	670,818	597,812	12.2	652,805	2.8	1,956,234	1,853,001	5.6
Income before income taxes	150,754	140,530	7.3	147,982	1.9	436,545	378,431	15.4
Provision for income taxes	40,632	36,672	10.8	38,225	6.3	117,227	98,525	19.0
Net income	110,122	103,858	6.0	109,757	0.3	319,318	279,906	14.1
Net income applicable to non-controlling interests	708	—	n/m	672	5.4	1,612	—	n/m
Net income applicable to Stifel Financial Corp.	109,414	103,858	5.3	109,085	0.3	317,706	279,906	13.5
Preferred dividends	4,844	2,343	106.7	5,288	(8.4)	12,476	7,031	77.4
Net income available to common shareholders	$104,570	$101,515	3.0	$103,797	0.7	$305,230	$272,875	11.9
Earnings per common share:
Basic	$1.47	$1.41	4.3	$1.43	2.8	$4.21	$3.80	10.8
Diluted	$1.34	$1.25	7.2	$1.31	2.3	$3.87	$3.35	15.5

Cash dividends declared per common share	$0.15	$0.12	25.0	$0.15	—	$0.45	$0.36	25.0

Weighted average number of common shares outstanding:
Basic	71,197	71,919	(1.0)	72,519	(1.8)	72,512	71,824	1.0
Diluted	78,144	81,484	(4.1)	79,079	(1.2)	78,826	81,425	(3.2)

Summary Segment Results (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change	9/30/19	9/30/18	% Change
Net revenues:
Global Wealth Management	$534,571	$498,161	7.3	$532,433	0.4	$1,577,614	$1,481,063	6.5
Institutional Group	290,222	245,952	18.0	270,602	7.3	822,110	768,855	6.9
Other	(3,221)	(5,771)	44.2	(2,248)	(43.3)	(6,945)	(18,486)	62.4
Total net revenues	$821,572	$738,342	11.3	$800,787	2.6	$2,392,779	$2,231,432	7.2

Operating expenses:
Global Wealth Management	$331,748	$314,784	5.4	$340,081	(2.5)	$987,949	$933,020	5.9
Institutional Group	241,599	211,647	14.2	231,300	4.5	701,981	653,956	7.3
Other	97,471	71,381	36.6	81,424	19.7	266,304	266,025	0.1
Total operating expenses	$670,818	$597,812	12.2	$652,805	2.8	$1,956,234	$1,853,001	5.6

Operating contribution:
Global Wealth Management	$202,823	$183,377	10.6	$192,352	5.4	$589,665	$548,043	7.6
Institutional Group	48,623	34,305	41.7	39,302	23.7	120,129	114,899	4.6
Other	(100,692)	(77,152)	30.5	(83,672)	20.3	(273,249)	(284,511)	(4.0)
Income before income taxes	$150,754	$140,530	7.3	$147,982	1.9	$436,545	$378,431	15.4

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	49.0	48.5		49.3		48.9	48.7
Institutional Group	59.1	59.4		57.6		59.2	59.2
Non-comp. operating expenses
Global Wealth Management	13.1	14.7		14.6		13.7	14.3
Institutional Group	24.1	26.7		27.9		26.2	25.9
Income before income taxes
Global Wealth Management	37.9	36.8		36.1		37.4	37.0
Institutional Group	16.8	13.9		14.5		14.6	14.9
Consolidated pre-tax margin	18.3	19.0		18.5		18.2	16.9

Financial metrics (unaudited):	As of and For the Three Months Ended
($ in 000s, except percentages and per share amounts)	9/30/19	9/30/18	6/30/19
Total assets	$24,160,777	$23,760,048	$24,343,597
Total Stifel Financial shareholders' equity	3,501,715	3,161,569	3,429,126
Book value per common share (6)	$46.34	$41.25	$44.68
Return on common equity (7)	13.2%	13.8%	13.4%
Non-GAAP return on common equity (1) (7)	14.8%	15.0%	14.3%
Return on tangible common equity (8)	21.6%	22.4%	21.5%
Non-GAAP return on tangible common equity (1) (8)	24.2%	24.3%	23.1%
Tier 1 common capital ratio (9)	15.6%	16.6%	15.6%
Tier 1 risk based capital ratio (9)	18.1%	17.9%	18.0%
Tier 1 leverage capital ratio (9)	10.0%	9.6%	10.0%
Pre-tax margin on net revenues	18.3%	19.0%	18.5%
Non-GAAP pre-tax margin on net revenues (1) (2)	20.2%	20.6%	19.8%
Effective tax rate	27.1%	26.1%	25.9%
Non-GAAP effective tax rate (1)	26.0%	26.1%	25.9%

Statistical Information (unaudited):	As of and For the Three Months Ended
($ in 000s, except financial advisors and locations)	9/30/19	9/30/18	% Change	6/30/19	% Change
Financial advisors (10)	2,097	2,045	2.5	2,097	—
Independent contractors	96	104	(7.7)	96	—
Total financial advisors	2,193	2,149	2.0	2,193	—
Locations	426	404	5.4	413	3.1
Total client assets	$311,819,000	$289,136,000	7.8	$305,233,000	2.2
Fee-based client assets	$108,138,000	$96,008,000	12.6	$103,824,000	4.2
Client money market and insured product	$14,246,000	$15,121,000	(5.8)	$13,674,000	4.2
Secured client lending (11)	$3,299,359	$3,185,710	3.6	$3,251,723	1.5

	Asset Management and Service Fee Break-down (unaudited)
Asset Management and Service Fee Revenues:	Three Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change
Private Client Group (12)	$172,124	$152,021	13.2	$164,554	4.6
Asset Management	30,650	27,555	11.2	29,485	4.0
Third-party Bank Sweep Program	4,907	11,029	(55.5)	6,869	(28.6)
Other (13)	9,947	10,138	(1.9)	10,263	(3.1)
Total asset management and service fee revenues	$217,628	$200,743	8.4	$211,171	3.1

Fee-based Assets:	Three Months Ended
($ in millions)	9/30/19	9/30/18	% Change	6/30/19	% Change
Private Client Group (12)	$85,163	$71,463	19.2	$80,983	5.2
Asset Management	33,698	31,091	8.4	33,156	1.6
Elimination (14)	(10,723)	(6,546)	63.8	(10,315)	4.0
Total fee-based assets	$108,138	$96,008	12.6	$103,824	4.2

Individual Program Banks	$1,225	$2,953	(58.5)	$1,459	(16.0)

ROA (bps) (15)
Private Client Group (12)	85.0	89.7		89.5
Asset Management	36.4	35.5		35.6
Individual Program Banks	145.3	134.0		163.6

Consolidated Net Interest Income Analysis (Unaudited):

	Three Months Ended
	September 30, 2019			September 30, 2018			June 30, 2019
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$1,056.3	$5.7	2.15%	$387.8	$2.3	2.35%	$750.4	$4.3	2.31%
Financial instruments owned	1,157.8	5.7	1.96	1,171.4	5.7	1.96	1,320.5	6.4	1.94
Margin balances	1,308.3	13.3	4.08	1,324.0	13.1	3.95	1,291.5	13.7	4.23
Investments:
Asset-backed securities	4,367.8	42.4	3.88	4,967.2	48.2	3.88	4,508.4	46.0	4.08
Mortgage-backed securities	1,253.4	6.6	2.10	1,668.4	9.1	2.18	1,470.9	8.6	2.33
Corporate fixed income securities	743.7	5.7	3.06	1,286.7	9.2	2.85	915.0	6.9	3.02
State and municipal securities	34.3	0.2	2.27	73.2	0.3	1.99	48.0	0.2	1.85
Other	4.5	—	5.98	8.7	—	1.48	—	—	—
Total Investments	6,403.7	54.9	3.43	8,004.2	66.8	3.34	6,942.3	61.7	3.56
Loans:
Commercial and industrial	3,330.2	39.7	4.77	2,950.2	34.1	4.62	3,337.4	41.3	4.95
Residential real estate	3,003.8	23.2	3.08	2,753.7	19.8	2.88	2,953.7	22.5	3.05
Securities-based loans	1,959.3	19.9	4.06	1,848.2	18.2	3.94	1,916.3	20.2	4.21
Commercial real estate	377.2	5.2	5.52	192.4	2.4	4.98	354.3	5.0	5.63
Loans held for sale	209.7	1.7	3.21	224.5	2.5	4.38	178.6	1.8	4.02
Other	444.9	5.7	5.23	142.5	1.8	5.12	377.9	5.1	5.38
Total Loans	9,325.1	95.4	4.09	8,111.5	78.8	3.88	9,118.2	95.9	4.21
Other interest-bearing assets	678.7	3.8	2.19	747.4	3.1	1.66	831.6	5.9	2.86
Total interest-earning assets/interest income	19,929.9	178.8	3.59	19,746.3	169.8	3.44	20,254.5	187.9	3.71
Interest-bearing liabilities:
Short-term borrowings	21.0	0.1	2.63	35.3	0.3	2.89	29.8	0.2	3.16
Senior notes	1,016.6	11.1	4.38	1,015.7	11.2	4.43	1,016.2	11.1	4.38
Deposits	14,926.2	24.8	0.67	14,003.2	25.9	0.74	14,660.7	29.3	0.80
FHLB	270.1	1.1	1.70	1,028.8	4.2	1.65	550.2	2.9	2.12
Other interest-bearing liabilities	1,673.0	7.0	1.66	1,591.7	6.9	1.73	1,764.4	9.4	2.10
Total interest-bearing liabilities/interest expense	$17,906.9	$44.1	0.99%	$17,674.7	$48.5	1.10%	$18,021.3	$52.9	1.17%
Net interest income/margin		$134.7	2.70%		$121.3	2.46%		$135.0	2.67%

Stifel Bancorp, Inc. (16) Net Interest Income Analysis (Unaudited):

	Three Months Ended
	September 30, 2019			September 30, 2018			June 30, 2019
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$540.8	$3.2	2.36%	$29.4	$0.2	2.06%	$330.6	$1.8	2.15%
Investments	6,403.7	54.9	3.43	8,004.2	66.8	3.34	6,942.3	61.7	3.56
Loans	9,325.1	95.4	4.09	8,111.5	78.8	3.88	9,118.2	95.9	4.21
Other interest-bearing assets	46.7	0.4	3.04	73.9	0.7	4.19	57.2	0.6	4.38
Total interest-earning assets/interest income	16,316.3	153.9	3.77	16,219.0	146.5	3.61	16,448.3	160.0	3.89
Interest-bearing liabilities:
Deposits	14,926.2	24.8	0.67	14,003.2	25.9	0.74	14,660.7	29.3	0.80
FHLB	270.1	1.1	1.70	1,028.8	4.2	1.65	550.2	2.9	2.12
Other interest-bearing liabilities	1.7	0.1	6.49	28.1	0.2	3.17	1.7	0.1	6.73
Total interest-bearing liabilities/interest expense	$15,198.0	26.0	0.68%	$15,060.1	30.3	0.81%	$15,212.6	32.3	0.85%
Net interest income/margin		$127.9	3.14%		$116.2	2.87%		$127.7	3.11%

Stifel Bancorp, Inc. (16) - a component of Global Wealth Management

Selected operating data (unaudited):	Three Months Ended					Nine Months Ended
($ in 000s, except percentages)	9/30/19	9/30/18	% Change	6/30/19	% Change	9/30/19	9/30/18	% Change
Net interest income	$127,942	$116,204	10.1	$127,714	0.2	$390,220	$338,031	15.4
Bank loan loss provision	929	6,924	(86.6)	2,353	(60.5)	5,565	13,244	(58.0)
Charge-offs	56	—	n/m	54	3.7	166	14	n/m
Net interest margin	3.14%	2.87%	27 bps	3.11%	3 bps	3.14%	2.91%	23 bps

Financial Metrics (unaudited):	As of
($ in 000s, except percentages)	9/30/19	9/30/18	6/30/19
Total assets	$16,442,707	$17,005,070	$16,645,984
Total shareholders' equity	1,234,932	1,200,250	1,236,318
Total loans, net (includes loans held for sale)	9,367,233	8,516,052	9,127,836
Total deposits	14,836,646	14,502,952	14,901,061
Available-for-sale securities, at fair value	3,448,207	3,347,819	2,702,211
Held-to-maturity securities, at amortized cost	2,878,516	4,562,021	3,957,629
Commercial and industrial	3,315,706	3,127,435	3,338,127
Residential real estate	3,043,271	2,792,269	2,984,725
Securities-based loans	1,986,339	1,836,450	1,962,528
Commercial real estate	387,868	328,814	367,283
Loans held for sale	265,330	262,063	163,511
Stifel Bank & Trust:
Common equity tier 1 capital ratio (9)	13.1%	14.2%	13.4%
Tier 1 capital ratio (9)	13.1%	14.2%	13.4%
Total capital ratio (9)	14.3%	15.2%	14.5%
Tier 1 leverage ratio (9)	7.3%	7.0%	7.2%
Stifel Bank:
Common equity tier 1 capital ratio (9)	17.9%	13.8%	17.7%
Tier 1 capital ratio (9)	17.9%	13.8%	17.7%
Total capital ratio (9)	19.1%	15.0%	18.9%
Tier 1 leverage ratio (9)	7.0%	12.5%	7.3%

Credit Metrics:
Allowance for loan losses	$91,360	$80,700	$90,472
Allowance as a percentage of retained loans	0.99%	0.97%	1.00%
Net charge-offs as a percentage of average loans	0.00%	0.00%	0.00%
Total nonperforming assets	$18,031	$24,352	$21,111
Nonperforming assets as % of total assets	0.11%	0.14%	0.13%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change	9/30/19	9/30/18	% Change
Revenues:
Commissions	$118,061	$117,795	0.2	$120,284	(1.8)	$348,272	$355,129	(1.9)
Principal transactions	42,056	41,023	2.5	42,104	(0.1)	127,427	125,713	1.4
Brokerage revenues	160,117	158,818	0.8	162,388	(1.4)	475,699	480,842	(1.1)

Asset management and service fees	217,616	200,735	8.4	211,156	3.1	624,025	596,081	4.7
Net interest	137,937	127,341	8.3	137,599	0.2	420,831	370,783	13.5
Investment banking	9,855	7,722	27.6	10,559	(6.7)	28,637	23,459	22.1
Other income	9,046	3,545	155.2	10,731	(15.7)	28,422	9,898	187.1
Net revenues	534,571	498,161	7.3	532,433	0.4	1,577,614	1,481,063	6.5
Non-interest expenses:
Compensation and benefits	261,681	241,713	8.3	262,321	(0.2)	771,475	721,352	6.9
Non-compensation operating expenses	70,067	73,071	(4.1)	77,760	(9.9)	216,474	211,668	2.3
Total non-interest expenses	331,748	314,784	5.4	340,081	(2.5)	987,949	933,020	5.9
Income before income taxes	$202,823	$183,377	10.6	$192,352	5.4	$589,665	$548,043	7.6

As a percentage of net revenues:
Compensation and benefits	49.0	48.5		49.3		48.9	48.7
Non-compensation operating expenses	13.1	14.7		14.6		13.7	14.3
Income before income taxes	37.9	36.8		36.1		37.4	37.0

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/19	9/30/18	% Change	6/30/19	% Change	9/30/19	9/30/18	% Change
Revenues:
Commissions	$45,859	$40,220	14.0	$44,697	2.6	$136,078	$135,563	0.4
Principal transactions	55,791	42,130	32.4	54,360	2.6	170,916	144,206	18.5
Brokerage revenues	101,650	82,350	23.4	99,057	2.6	306,994	279,769	9.7
Advisory fees	104,847	75,717	38.5	82,905	26.5	292,647	260,312	12.4
Capital raising	84,088	85,553	(1.7)	86,153	(2.4)	218,963	222,666	(1.7)
Investment banking	188,935	161,270	17.2	169,058	11.8	511,610	482,978	5.9
Other (17)	(363)	2,332	(115.6)	2,487	(114.6)	3,506	6,108	(42.6)
Net revenues	290,222	245,952	18.0	270,602	7.3	822,110	768,855	6.9
Non-interest expenses:
Compensation and benefits	171,534	146,187	17.3	155,779	10.1	486,724	455,515	6.9
Non-compensation operating expenses	70,065	65,460	7.0	75,521	(7.2)	215,257	198,441	8.5
Total non-interest expenses	241,599	211,647	14.2	231,300	4.5	701,981	653,956	7.3
Income before income taxes	$48,623	$34,305	41.7	$39,302	23.7	$120,129	$114,899	4.6

As a percentage of net revenues:
Compensation and benefits	59.1	59.4		57.6		59.2	59.2
Non-compensation operating expenses	24.1	26.7		27.9		26.2	25.9
Income before income taxes	16.8	13.9		14.5		14.6	14.9

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended September 30, 2019 and 2018, and June 30, 2019. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three and nine months ended September 30, 2019 and 2018, and the three months ended June 30, 2019 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Nine Months Ended
($ in 000s)	9/30/19	9/30/18	6/30/19	9/30/19	9/30/18
GAAP net income applicable to Stifel Financial Corp.	$109,414	$103,858	$109,085	$317,706	$279,906
Preferred dividend	4,844	2,343	5,288	12,476	7,031
Net income available to common shareholders	104,570	101,515	103,797	305,230	272,875

Non-GAAP adjustments:
Merger-related and severance (18)	14,850	10,777	6,721	29,762	33,506
Litigation-related (19)	—	774	3,507	3,507	6,774
Provision for income taxes (20)	(2,274)	(3,004)	(2,654)	(5,462)	(10,503)
Total non-GAAP adjustments	12,576	8,547	7,574	27,807	29,777
Non-GAAP net income available to common shareholders	$117,146	$110,062	$111,371	$333,037	$302,652

Weighted average diluted shares outstanding	78,144	81,484	79,079	78,826	81,425

GAAP earnings per diluted common share	$1.40	$1.27	$1.38	$4.03	$3.44
Non-GAAP adjustments	0.16	0.11	0.10	0.35	0.36
Non-GAAP earnings per diluted common share	$1.56	$1.38	$1.48	$4.38	$3.80

GAAP earnings per diluted common share available to common shareholders	$1.34	$1.25	$1.31	$3.87	$3.35
Non-GAAP adjustments	0.16	0.10	0.10	0.35	0.37
Non-GAAP earnings per diluted common share available to common shareholders	$1.50	$1.35	$1.41	$4.22	$3.72

Footnotes

(1)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(2)

Non-GAAP pre-tax margin for the three months ended September 30, 2019 of 20.2% is calculated by adding non-GAAP adjustments of $14.8 million to our GAAP income before income taxes of $150.8 million and dividing it by non-GAAP net revenues for the quarter of $821.6 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(3)

Non-GAAP pre-tax margin for the nine months ended September 30, 2019 of 19.6% is calculated by adding non-GAAP adjustments of $33.3 million to our GAAP income before income taxes of $436.5 million and dividing it by non-GAAP net revenues of $2.4 billion. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(4)	Excludes revenue included in the Other segment.
(5)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(6)	Book value per common share represents shareholders’ equity (excluding preferred stock and non-controlling interests) divided by period end common shares outstanding.
(7)

Computed by dividing annualized net income by average common shareholders’ equity or, in the case of non-GAAP return on common equity, computed by dividing non-GAAP net income by average common shareholders’ equity.

(8)

Computed by dividing annualized net income by average tangible shareholders' equity or, in the case of non-GAAP return on tangible common equity, computed by dividing non-GAAP net income by average tangible shareholders' equity. Tangible common shareholders' equity equals total common shareholders' equity less goodwill and identifiable intangible assets.

(9)	Capital ratios are estimates at time of the Company’s earnings release.
(10)	Reflects change in the definition of producing brokers as of January 1, 2019. Prior period amounts have been restated to conform with current period presentation.
(11)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at our bank subsidiaries.
(12)	Includes Private Client Group and Trust Business.
(13)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(14)	Asset management assets managed in Private Client Group or Trust accounts.
(15)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(16)	Includes Stifel Bank & Trust and Stifel Bank, formerly known as The Business Bank of St. Louis, which was acquired on August 31, 2018, and Stifel Trust Company, N.A.
(17)	Includes net interest, asset management and service fees, and other income.
(18)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(19)	Primarily related to costs associated with Company’s legal matters.
(20)	See details of non-GAAP adjustments under “Provision for Income Taxes.”